UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010

REDDY ICE HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8750 North Central Expressway, Suite 1800
Dallas, Texas  75231
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

Completion of Exchange Offering

On August 30, 2010, Reddy Ice Corporation, a subsidiary of Reddy Ice Holdings, Inc. (the “Company”), completed its offer to exchange (the “Exchange Offering”) $300,000,000 aggregate principal amount of its 11.25% Senior Secured Notes due 2015 and $139,407,000 aggregate principal amount of its 13.25% Senior Secured Notes due 2015, each of which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its previously placed private outstanding 11.25% Senior Secured Notes due 2015 and 13.25% Senior Secured Notes due 2015.  The Exchange Offer expired at 5:00 p.m., New York City time, on August 30, 2010.   A total of $300,000,000 of the 11.25% Senior Secured Notes and $139,346,000 of the 13.25% Senior Secured Notes, representing 100% and 99.96%, respectively, of the outstanding principal amount of such notes, were validly tendered and accepted for exchange by the Company.

Certain Executive Officers 10b5-1 trading plans

On August 31, 2010, the Company announced that certain of the Company’s officers, including Paul D. Smith, the Company’s Executive Vice President and Chief Operating Officer, and Angela S. Wallander, the Company’s Executive Vice President and Chief Administrative Officer, have established pre-arranged personal stock trading plans, in each case to purchase shares of the Company’s common stock.  The plans are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and comply with the Company’s insider trading policy. The press release is contained in Exhibit 99.1 and is incorporated herein by reference.

Insurance Settlement

On, August 31, 2010, the Company entered into a settlement agreement with one of the Company’s insurance carriers relating to claims for reimbursement of the costs of the ongoing antitrust investigations and related civil litigation.  Pursuant to the settlement agreement, the Company will receive a payment from the insurance carrier of $5.0 million on or prior to September 7, 2010, and the Company will make no further claims under the applicable insurance policy. The Company will also dismiss its previously filed suit against the insurance carrier seeking reimbursements under the policy.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1†   Press Release dated August 31, 2010.

†Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 1, 2010

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer

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